UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2018

LF CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Madison Avenue

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 319-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 22, 2018, LF Capital Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 15,525,000 units (the “Units”), including the issuance of 2,025,000 Units as a result of the underwriter’s exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one warrant of the Company (“Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $155,250,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 7,760,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Level Field Capital, LLC (the “Sponsor”), and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (collectively referred to as our “Anchor Investor”), at a purchase price of $1.00 per Private Placement Warrant generating gross proceeds to the Company of $7,760,000.  Among the private placement warrants, 7,209,560 warrants were purchased by the Sponsor and 550,440 warrants were purchased by the Anchor investor.

A total of $158,355,000 of the net proceeds from the IPO and the Private Placement was placed in a U.S.-based trust account established for the benefit of the Company’s public stockholders at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of June 22, 2018, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of June 22, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LF CAPITAL ACQUISITION CORP.

	By:	/s/ Philippe De Backer
Name: Philippe De Backer
Title: Chief Executive Officer

Dated: June 28, 2018